BellSouth Adopts New Segment Reporting for 2001

ATLANTA - March 26, 2001 -- To align financial reporting with management of the business, BellSouth Corporation will adopt new segment reporting, effective with our first quarter 2001 earnings release, scheduled for April 19, 2001. To assist investors with analyzing and comparing our 2001 results to prior year results, this BLS Investor News includes definitions of our new operating segments, an explanation of changes to our income statement format, and definitions of income statement revenue items. To view our 1999 and 2000 financial statements by quarter, reflecting the new segment reporting, please go to www.bellsouth.com/investor.

Operating Segments

We will report financial results and select operating data for the following segments:

-    Communications   Group  -  Includes  all  domestic  wireline  voice,  data, broadband, e-commerce, long distance, Internet services and advanced voice features provided to our residential, business and wholesale customers.

- Domestic Wireless - Beginning in 4Q00, represents our 40 percent ownership of Cingular Wireless, which provides innovative wireless data and voice services. (Prior periods represent BellSouth's domestic wireless operations at that time.)

- Latin America - Includes a variety of communications services in our 11 countries in Latin America, primarily wireless communications as well as Internet services and advertising and publishing.

- Domestic Advertising and Publishing - Includes all domestic businesses related to publishing, printing and selling advertising in telephone directories, both paper and electronic.

- All Other - Primarily includes our investments in wireless communications operations in four countries outside Latin America. In addition, other minor revenue sources are included.

Changes in Revenue Classification

- Advertising and Publishing properties in Brazil and Peru have been reclassified from the Advertising and Publishing segment to the Latin America segment.

- Much of the All Other segment on the consolidated income statement has been reclassified into the Communications Group and Domestic Wireless segments as follows:

     - Cingular Interactive (formerly BellSouth Wireless Data) has been reclassified to the Domestic Wireless segment.

     - Interlata long distance, primarily wireless, has been reclassified to the Communications Group segment - Long Distance line.

     - Entertainment has been reclassified to the Communications Group segment -- Other Communications line.

-    The following  reclassifications  have been made within the  Communications
     Group:

     - All Internet Services, including DSL, have been reclassified to the Local Service line.

     - All Unbundled Network Element (UNE) and UNE-Combo revenues have been reclassified to the Local Service line.

     -    All   payphone   services   have  been   reclassified   to  the  Other
          Communications line.


2001 Quarterly Earnings Release Format

Our quarterly earnings releases for 2001 will include the following financial statements and related operating data:

-    Consolidated Statement of Income (GAAP basis)

- Consolidated Statement of Income (normalized to include our proportionate share of Cingular Wireless' operating results)

-    Normalized Earnings Summary

-    Consolidated Balance Sheet (GAAP basis)

- Communications Group segment Statement of Income, including Selected Financial and Operating Data

- Domestic Wireless segment Statement of Income, including Selected Financial and Operating Data

- Latin America segment Statement of Income, including Proportionate Basis Selected Financial and Operating Data

-    Proportionate Basis Latin America Selected Financial and Operating Data

- A schedule of Worldwide Proportionate Basis Wireless Customers and POPs by Country

-    Domestic Advertising and Publishing segment Statement of Income

                 NORMALIZED INCOME STATEMENT REVENUE DEFINITIONS

------------------------------------------------------------------------------
 Communications Group
------------------------------------------------------------------------------
                          -  Basic local telephone service
                          -  Convenience features (e.g., Caller ID Deluxe,
                               Call Return, Call Waiting, MemoryCall (R) )
                          -  Local data transport services
Local service             -  Directory assistance
                          -  Inside wire maintenance contracts
                          -  Resold access lines
                          -  Unbundled network elements and UNE-Combos
                          -  Internet Service Revenues including DSL
------------------------------------------------------------------------------
                          -  Usage based switched access
Network access            -  Dedicated transport for special access
                          -  Subscriber Line Charges (SLC)
------------------------------------------------------------------------------
Long distance             -  Wireline and wireless long distance voice and data
                              traffic
------------------------------------------------------------------------------
                          -  Billing and collection services
                          -  Universal service fund - high cost receipts
                          -  Interconnection revenues for terminating
                              wireless traffic
Other communications      -  Enhanced consumer white pages listings
                          -  Customer premises equipment sales and
                              maintenance services
                          -  Public payphone services
------------------------------------------------------------------------------
------------------------------------------------------------------------------



Domestic Wireless
------------------------------------------------------------------------------
BellSouth's proportionate share of Cingular Wireless' operating revenues:
------------------------------------------------------------------------------
                           -  Wireless local, long distance, roaming
                               (gross) and convenience features
Domestic wireless          -  Sales of wireless handsets and accessories
                           -  Cingular Interactive (formerly BellSouth
                               Wireless Data)
                           -  Interconnection revenues for terminating
                               traffic
------------------------------------------------------------------------------
------------------------------------------------------------------------------



Latin America
------------------------------------------------------------------------------
For all consolidated Latin American properties: Argentina, Chile, Colombia, Ecuador, Nicaragua, Peru, and Venezuela. (Brazil, Guatemala, Panama and Uruguay are accounted for under the equity method and are reflected in Other Income.)
------------------------------------------------------------------------------
Service                           -  Wireless local, long distance,
                                      roaming (net) and convenience features
                                  -  Interconnection revenues for terminating
                                      traffic
------------------------------------------------------------------------------
                                  -  Sales of wireless handsets and accessories
Equipment and Other               -  Data and Internet Services
                                  -  Wireline long distance
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Advertising and Publishing        -  Advertising and publishing services in
                                      Brazil and Peru
------------------------------------------------------------------------------
------------------------------------------------------------------------------



Domestic Advertising and Publishing
------------------------------------------------------------------------------
                                  -  Selling and publishing yellow pages
                                      advertising in both paper and
                                      electronic form
Advertising and publishing        -  Publishing fees for white pages directories
                                  -  Enhanced business white pages listings
------------------------------------------------------------------------------
------------------------------------------------------------------------------

BellSouth Corporation
Consolidated Statements of Income - Reported Basis (unaudited)
(amounts in millions, except per share data)

Note to Readers: Our reported results have been significantly impacted by several events, including the formation of Cingular Wireless, adoption of new revenue recognition policies and other one-time items. To assist in your understanding of our results, we refer you to our normalized information, including the notes which discuss the impacts of these events.


                              1Q99      2Q99      3Q99      4Q99     YTD 1999    1Q00      2Q00      3Q00      4Q00    YTD 2000
Operating Revenues
 Communications group        $ 4,296   $ 4,337   $ 4,456   $ 4,507   $ 17,596    $ 4,513   $ 4,601   $ 4,565  $ 4,630   $ 18,309
 Domestic wireless               756       811       829       840      3,236        867       936       963        -      2,766
 Latin America                   561       570       605       628      2,364        678       689       757      782      2,906
 Domestic advertising
  and publishing                 343       408       508       683      1,942        349       441       539      713      2,042
 All other                        17        22        24        23         86         33        34        26       35        128
  Total Operating
    Revenues                   5,973     6,148     6,422     6,681     25,224      6,440     6,701     6,850    6,160     26,151

Operating Expenses
 Operational and support
  expenses                     3,253     3,359     3,541     3,643     13,796      3,521     3,514     3,612    3,079     13,726
 Depreciation and
  amortization                 1,113     1,155     1,207     1,196      4,671      1,218     1,240     1,301    1,176      4,935
 Severance accrual                 -         -         -         -          -         78         -         -        -         78
 Provision for restructuring
  and asset impairments            -       320         -         -        320          -         -         -      528        528
   Total Operating Expenses    4,366     4,834     4,748     4,839     18,787      4,817     4,754     4,913    4,783     19,267
Operating Income               1,607     1,314     1,674     1,842      6,437      1,623     1,947     1,937    1,377      6,884
Interest Expense                 226       245       266       293      1,030        306       332       344      346      1,328
Other Income (Expense), net     (207)      187        28        73         81        214        68        31      729      1,042
Income Before Income Taxes     1,174     1,256     1,436     1,622      5,488      1,531     1,683     1,624    1,760      6,598
Provision for Income Taxes       559       470       442       569      2,040        530       619       588      641      2,378
      Net Income                $615      $786      $994    $1,053     $3,448     $1,001    $1,064    $1,036   $1,119     $4,220

Diluted:
  Weighted Average Common
   Shares Outstanding          1,951     1,909     1,904     1,901      1,916      1,898     1,900     1,885    1,884      1,891
  Earnings Per Share           $0.32     $0.41     $0.52     $0.55      $1.80      $0.53     $0.56     $0.55    $0.59      $2.23


Selected Financial
 and Operating Data


EBITDA (5)                     $2,720    $2,789    $2,881   $3,038    $11,428     $2,919    $3,187    $3,238   $3,081    $12,425
EBITDA margin (6)               45.5%     45.4%     44.9%    45.5%      45.3%      45.3%     47.6%     47.3%    50.0%      47.5%
Return on average
 equity (annualized)            16.1%     22.5%     28.2%    30.0%      24.0%      26.4%     26.2%     25.0%    26.6%      26.0%
Return on average total
 capital (annualized)           11.3%     13.9%     16.1%    17.2%      14.7%      15.8%     16.5%     15.5%    17.4%      16.3%

Digital and data revenues        $621      $685      $699     $759     $2,764       $811      $869      $894     $966     $3,540
Dividends per share             $0.19     $0.19     $0.19    $0.19      $0.76      $0.19     $0.19     $0.19    $0.19      $0.76
Capital expenditures           $1,387    $1,498    $1,571   $1,744     $6,200     $1,563    $1,705    $1,672   $2,055     $6,995

Common shares outstanding       1,907     1,885     1,884    1,882                 1,880     1,881     1,866    1,872
Book value per share            $7.55     $7.40     $7.15    $7.87                 $8.33     $8.78     $8.84    $9.03
Debt ratio                      47.3%     53.8%     54.4%    53.1%                 51.0%     50.6%     54.6%    54.2%
Total employees                91,955    94,998    95,773   96,162                96,653    99,027   102,191  103,918



                       See Accompanying Notes at Page 14

BellSouth Corporation
Consolidated Statements of Income - Normalized Basis (unaudited)
(amounts in millions, except per share data)

                                    1Q99    2Q99     3Q99     4Q99   YTD 1999      1Q00     2Q00     3Q00      4Q00   YTD 2000
Operating Revenues
 Communications group              $ 4,239 $ 4,274  $ 4,392  $ 4,443 $ 17,348      $4,513   $4,601    $4,565  $ 4,604  $ 18,283
 Domestic wireless                     811     873      911      923    3,518         944    1,028     1,061    1,224     4,257
 Latin America                         561     570      605      628    2,364         678      689       757      782     2,906
 Domestic advertising
  and publishing                       343     408      508      683    1,942         349      441       539      713     2,042
 All other                              17      22       24       23       86          33       34        26       35       128
  Total Operating Revenues           5,971   6,147    6,440    6,700   25,258       6,517    6,793     6,948    7,358    27,616

Operating Expenses
 Operational and support expenses    3,251   3,358    3,559    3,662   13,830       3,598    3,606     3,710    4,115    15,029
 Depreciation and amortization       1,113   1,155    1,207    1,196    4,671       1,218    1,240     1,301    1,345     5,104
  Total Operating Expenses           4,364   4,513    4,766    4,858   18,501       4,816    4,846     5,011    5,460    20,133
Operating Income                     1,607   1,634    1,674    1,842    6,757       1,701    1,947     1,937    1,898     7,483
Interest Expense                       226     245      266      293    1,030         306      332       344      409     1,391
Other Income (Expense), net             73     173       96       26      368         146       68        31      161       406
Income Before Income Taxes           1,454   1,562    1,504    1,575    6,095       1,541    1,683     1,624    1,650     6,498
Provision for Income Taxes             559     589      553      569    2,270         560      619       588      576     2,343
           Net Income                 $895    $973     $951   $1,006   $3,825        $981   $1,064    $1,036   $1,074    $4,155

Diluted:
 Weighted Average Common
  Shares Outstanding                 1,951   1,909    1,904    1,901    1,916       1,898    1,900     1,885    1,884     1,891
 Earnings Per Share                  $0.46   $0.51    $0.50    $0.53    $2.00       $0.52    $0.56     $0.55    $0.57     $2.20


Selected Financial
 and Operating Data


EBITDA (5)                          $2,720  $2,789   $2,881   $3,038  $11,428      $2,919   $3,187    $3,238   $3,243   $12,587
EBITDA margin (6)                    45.6%   45.4%    44.7%    45.3%    45.2%       44.8%    46.9%     46.6%    44.1%     45.6%
Return on average
 equity (annualized)                 23.4%   27.8%    27.0%    28.7%    26.7%       25.9%    26.2%     25.0%    25.5%     25.6%
Return on average total
 capital (annualized)                15.2%   16.5%    15.6%    16.5%    16.0%       15.6%    16.5%     15.5%    16.8%     16.1%

                       See Accompanying Notes at Page 4

BellSouth Corporation
Normalized Earnings Summary  (unaudited)
(amounts in millions, except per share data)

                                       1Q99     2Q99     3Q99     4Q99   YTD 1999      1Q00     2Q00     3Q00      4Q00    YTD 2000


Reported Net Income                    $615     $786     $994   $1,053   $3,448      $1,001   $1,064   $1,036     $1,119     $4,220
  Gain on partner redemption (a)          -        -        -        -        -           -        -        -       (292)      (292)
  Gains from pension settlements (b)      -        -        -        -        -           -        -        -       (223)      (223)
  Loss on restructurings and
   asset impairments(c)                   -      187        -        -      187           -        -        -        345        345
  Contract termination payment (d)        -        -        -        -        -           -        -        -        125        125
  Gain on E-Plus restructuring (e)        -        -        -        -        -         (68)       -        -          -        (68)
  Severance accrual (f)                   -        -        -        -        -          48        -        -          -         48
  Recognition of foreign investment
   tax credits (g)                        -        -      (95)       -      (95)          -        -        -          -          -
  Gain on Sale of Honolulu Cellular       -        -      (23)       -      (23)          -        -        -          -          -
  Foreign currency loss (h)             280        -       75      (47)     308           -        -        -          -          -
Normalized Net Income                  $895     $973     $951   $1,006   $3,825        $981   $1,064   $1,036     $1,074     $4,155


Reported Diluted Earnings Per Share   $0.32    $0.41    $0.52    $0.55    $1.80       $0.53    $0.56    $0.55      $0.59      $2.23
  Gain on partner redemption (a)          -        -        -        -        -           -        -        -      (0.15)     (0.15)
  Gains from pension settlements (b)      -        -        -        -        -           -        -        -      (0.12)     (0.12)
  Loss on restructurings and asset
   impairments(c)                         -     0.10        -        -     0.10           -        -        -       0.18       0.18
  Contract termination payment (d)        -        -        -        -        -           -        -        -       0.07       0.07
  Gain on E-Plus restructuring (e)        -        -        -        -        -       (0.04)       -        -          -      (0.04)
  Severance accrual (f)                   -        -        -        -        -        0.03        -        -          -       0.03
  Recognition of foreign investment
   tax credits (g)                        -        -    (0.05)       -    (0.05)          -        -        -          -          -
  Gain on Sale of Honolulu Cellular       -        -    (0.01)       -    (0.01)          -        -        -          -          -
  Foreign currency loss (h)            0.14        -     0.04    (0.02)    0.16           -        -        -          -          -
Normalized Diluted Earnings Per Share $0.46    $0.51    $0.50    $0.53    $2.00       $0.52    $0.56    $0.55      $0.57      $2.20


                       See Accompanying Notes at Page 4

BellSouth Corporation
Notes to Normalized Financial and Operating Data

Our normalized earnings have been adjusted for the following:

(a) Gain on Partner Redemption - We redeemed AT&T's interest in the AB Cellular partnership through the distribution of the Los Angeles Cellular wireless property. As required by accounting rules, AB Cellular adjusted the carrying value of the LA Cellular assets to fair value immediately prior to the distribution. The amount shown represents our share of the gain recognized by AB Cellular as a result of that adjustment.

(b) Gains from Pension Settlements - During 2000, the number of employees who voluntarily separated and elected to receive lump-sum retirement benefits exceeded thresholds established by generally accepted accounting principles. The amount shown represents the gain recognized in accordance with those guidelines.

(c) Loss on restructurings and asset impairments - For the 2000 periods, the amount represents expense recorded as a result of our previously announced plan to restructure our domestic wireless entertainment business. For 1999, the amount represents the after-tax loss recorded in second quarter 1999 associated with the write-down of equipment that was replaced as we upgraded our U.S. wireless network.

(d) Contract termination payment - BellSouth has settled previously disclosed litigation with a distributor of customer telephone equipment. BellSouth paid $200 million to the distributor for the termination of their existing agreement, and has entered into a new agreement with the distributor.

(e)  Gain  on  E-Plus   Restructuring   -  Represents   income  related  to  the
     restructuring of our ownership interest in German wireless operator E-Plus.

(f) Severance Accrual - Represents expense recorded as a result of our previously announced plan to reduce our domestic workforce.

(g) Recognition of foreign investment tax credits - Represents foreign tax credits generated in prior years.

(h) Foreign currency loss - Represents our share of foreign currency losses recorded during 1999 as a result of the devaluation of the Brazilian Real during January 1999.

In addition to the items discussed above, our consolidated normalized statements of income have been adjusted for the following:

(i) The fourth quarter and year-to-date 2000 periods have been adjusted to include our proportional share of Cingular Wireless' operating results for fourth quarter 2000, net of eliminations for amounts charged between Cingular and other BellSouth companies.

(j) Cingular presents its revenues and expenses from roamer activity on a gross basis. We have conformed our domestic wireless revenues and operational and support expenses for all other periods shown to present roamer revenues and roamer costs on a consistent basis.

(k) During fourth quarter 2000, we adopted a new method of recognizing revenues and expenses derived from installation and activation activities. We did this to comply with new accounting guidance contained in SAB101, which requires that revenues from such activities be deferred and recognized over the estimated life of the relationship with the customer. As required by SAB101, we retroactively adopted the new method effective January 1, 2000. The retroactive adoption decreased our previously reported revenues and expenses equally by $47 for first quarter 2000, $51 for second quarter 2000 and $53 for third quarter 2000. The adoption did not affect our reported earnings for any 2000 period. In order to provide comparable revenue and expense data, we have adjusted the 1999 periods to present the results which would have occurred if SAB101 was adopted on January 1, 1999.

BellSouth Corporation
Consolidated Balance Sheets (unaudited)
(amounts in millions, except per share data)

                                             December 31,      December 31,
                                                 1999              2000
Assets
Current Assets:
     Cash and cash equivalents                      $1,287            $1,061
     Temporary cash investments                        105                37
     Accounts receivable, net of
      allowance for uncollectibles                   5,177             5,157
     Material and supplies                             451               379
     Other current assets                              367               772
         Total Current Assets                        7,387             7,406

Investments and Advances                             6,097            11,010
Property, Plant and Equipment, net                  24,631            24,157
Deferred Charges and Other Assets                    1,564             4,180
Intangible Assets, net                               3,774             4,172
Total Assets                                       $43,453           $50,925

Liabilities and Shareholders' Equity
Current Liabilities:
     Debt maturing within one year                  $7,653            $7,569
     Accounts payable                                1,961             2,233
     Other current liabilities                       3,781             3,468
         Total Current Liabilities                  13,395            13,270

Long-Term Debt                                       9,113            12,463

Noncurrent Liabilities:
     Deferred income taxes                           2,831             3,580
     Other noncurrent liabilities                    3,299             4,700
         Total Noncurrent Liabilities                6,130             8,280

Shareholders' Equity:
     Common stock, $1 par value                      2,020             2,020
     Paid-in capital                                 6,771             6,740
     Retained earnings                              11,456            14,074
     Accumulated other comprehensive income           (358)             (488)
     Shares held in trust and treasury              (4,798)           (5,222)
     Guarantee of ESOP debt                           (276)             (212)
         Total Shareholders' Equity                 14,815            16,912
Total Liabilities and Shareholders' Equity         $43,453           $50,925

                       See Accompanying Notes at Page 14

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Communications Group (1)


                                  1Q99     2Q99     3Q99    4Q99     YTD               1Q00     2Q00     3Q00     4Q00      YTD
Operating Revenues
 Local service                    $2,587   $2,659   $2,713  $2,768  $10,727            $2,828   $2,891   $2,888   $2,908    $11,515
 Network access                    1,167    1,158    1,169   1,151    4,645             1,232    1,210    1,154    1,179      4,775
 Long distance                       176      161      176     169      682               170      169      178      160        677
 Other                               356      400      412     440    1,608               370      425      444      415      1,654
  Total Operating Revenues         4,286    4,378    4,470   4,528   17,662             4,600    4,695    4,664    4,662     18,621
Operating Expenses
 Operational and support
  expenses                         2,075    2,179    2,191   2,140    8,585             2,186    2,214    2,194    2,255      8,849
 Depreciation and
  amortization                       849      869      888     873    3,479               911      940      962      973      3,786
  Total Operating Expenses         2,924    3,048    3,079   3,013   12,064             3,097    3,154    3,156    3,228     12,635
Operating Income                   1,362    1,330    1,391   1,515    5,598             1,503    1,541    1,508    1,434      5,986
Interest Expense                     135      133      142     150      560               162      177      180      180        699
Other Income, net                     (2)      (2)      21      (6)      11                 4        3        1       23         31
Income Before Income Taxes         1,225    1,195    1,270   1,359    5,049             1,345    1,367    1,329    1,277      5,318
Provision for Income Taxes           459      454      482     488    1,883               513      496      492      461      1,962
 Segment Net Income(1)              $766     $741     $788    $871   $3,166              $832     $871     $837     $816     $3,356



Selected Financial and
 Operating Data

(amounts in millions)
EBITDA (5)                        $2,211   $2,199   $2,279  $2,388   $9,077            $2,414   $2,481   $2,470   $2,407     $9,772
EBITDA margin (6)                  51.6%    50.2%    51.0%   52.7%    51.4%             52.6%    52.8%    53.0%    51.6%      52.5%
Calling feature revenues            $444     $477     $491    $501   $1,913              $515     $532     $551     $547     $2,145
Access minutes of use             26,825   27,626   27,859  27,778  110,088            28,716   28,798   28,551   27,848    113,913
Long distance messages               177      168      160     139      644               136      129      125      114        504
Capital expenditures              $1,138   $1,222   $1,277  $1,216   $4,853            $1,201   $1,284   $1,317   $1,638     $5,440


Equivalent access lines
 in service (thousands):
  Access lines                    25,078   25,191   25,369  25,499                     25,860   25,864   25,942   25,908
  Access line equivalents         13,704   14,643   15,610  17,770                     19,725   22,205   25,386   28,321
Total equivalent access
 lines in service                 38,782   39,834   40,979  43,269                     45,585   48,069   51,328   54,229
Wholesale Lines                      649      691      742     816                        930    1,036    1,188    1,308
Internet customers (thousands):      475      574      637     695                        753      788      871      956
DSL customers (thousands):          N/A*      N/A      N/A      30                         49       74      134      215

* Not available

                       See Accompanying Notes at Page 14

BellSouth Corporation
Results by Segment (unaudited)
Supplemental Operating Data  (in thousands)



Communications Group - Network Access Lines In Service(a)


                                   1Q99    2Q99     3Q99     4Q99       1Q00     2Q00     3Q00     4Q00

Access lines (b)
 Residence                      16,806  16,825   16,933   17,002     17,278   17,203   17,205   17,135
 Busines                         7,999   8,093    8,167    8,232      8,319    8,401    8,481    8,525
 Other                             273     273      269      265        263      260      256      248
  Total access lines
   in service                   25,078  25,191   25,369   25,499     25,860   25,864   25,942   25,908
Access line equivalents(c)
 Selected digital data services:
   DS0 & ADSL                      470     517      587      706        848    1,030    1,422    1,950
   DS1                           3,782   4,007    4,251    4,529      4,780    5,071    5,359    5,673
   DS3 & higher                  9,452  10,119   10,772   12,535     14,097   16,104   18,605   20,698
   Total digital data
    lines in service            13,704  14,643   15,610   17,770     19,725   22,205   25,386   28,321

Total equivalent access
 lines in service               38,782  39,834   40,979   43,269     45,585   48,069   51,328   54,229

(a) Prior period operating data are often revised at later dates to reflect updated information. The above information reflects the latest data available for the periods indicated.

(b) Access line counts include amounts for switched access lines, Basic Rate ISDN, Primary Rate ISDN and UNE Combos.

(c) Access line equivalents represent a conversion of non-switched data circuits to a switched access line basis and is presented for comparability purposes. Equivalents are calculated by converting high-speed/high-capacity circuits to the equivalent of a switched access line based on transport capacity. While the revenues generated by access line equivalents have a directional relationship with these counts, growth rates cannot be compared on an equivalent basis.


                       See Accompanying Notes at Page 14

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Domestic Wireless Segment (1)(a)


                              1Q99      2Q99      3Q99     4Q99      YTD         1Q00       2Q00       3Q00        4Q00      YTD
Operating Revenues
 Service revenues (4)            $745      $806     $835      $852   $3,238         $873       $964        $995     $1,112   $3,944
 Equipment and other revenues      70        71       82        80      303           77         72          76        112      337
  Total Operating Revenues        815       877      917       932    3,541          950      1,036       1,071      1,224    4,281
Operating Expenses
 Operational and support
  expenses                        610       638      685       708    2,641          726        724         776        903    3,129
 Depreciation and
  amortization                    148       164      191       189      692          167        154         151        170      642
  Total Operating Expenses        758       802      876       897    3,333          893        878         927      1,073    3,771
Operating Income                   57        75       41        35      208           57        158         144        151      510
Interest Expense                   23        23       25        23       94           27         27          29         94      177
Other Income, net                  28        33       38        36      135           34         39          44         12      129
Income Before Income Taxes         62        85       54        48      249           64        170         159         69      462
Provision for Income Taxes         22        31       11        24       88           23         64          61         17      165
 Segment Net Income(1)            $40       $54      $43       $24     $161          $41       $106         $98        $52     $297


Selected Financial and
 Operating Data

(amounts in millions, except
 customer data in thousands)
EBITDA (5)                       $205      $239     $232      $224     $900         $224       $312        $295       $321   $1,152
EBITDA margin (6)(b)            27.5%     29.7%    27.8%     26.3%    27.8%        25.7%      32.4%       29.6%      28.9%    29.2%


Average monthly revenue
 per customer (7)(c)              $57       $59      $60       $60      $59          $59        $61         $60        $53      $57
Customer net adds
 in period (excluding
 ownership changes)               166       238       82       207      693          309        286         229        367    1,191


Customers (voice)               4,486     4,724    4,680     4,887                 5,196      5,482       5,711      8,337
POPs                           52,827    54,568   55,983    56,255                57,034     57,034      57,034     82,170
Penetration rate (9)             8.5%      8.9%     8.6%      8.9%                  9.4%       9.9%       10.3%      10.1%

(a) Through third quarter 2000, this segment is comprised of BellSouth's wireless voice and wireless data operations. Beginning fourth quarter 2000, this segment is comprised of BellSouth's 40% share of the results of Cingular wireless.

(b)  EBITDA margin denominator includes service revenues only.

(c)  Average  monthly  revenue  per  customer  excludes   Cingular   Interactive
     (formerly BellSouth Wireless Data).

                       See Accompanying Notes at Page 14

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Latin America Group (1)(2)


                              1Q99    2Q99     3Q99     4Q99     YTD         1Q00       2Q00      3Q00       4Q00       YTD
Operating Revenues
 Service revenues (4)           $516    $525     $522     $521   $2,084         $575       $574      $613       $624     $2,386
 Equipment and other
  revenues                        49      49       70       84      252          106         99       110        130        445
 Advertising and publishing
  revenues                         -       4       28       37       69           14         31        49         41        135
  Total Operating Revenues       565     578      620      642    2,405          695        704       772        795      2,966
Operating Expenses
 Operational and support
  expenses                       408     405      479      557    1,849          581        522       581        627      2,311
 Depreciation and
  amortization                   104     108      115      123      450          126        130       167        182        605
  Total Operating Expenses       512     513      594      680    2,299          707        652       748        809      2,916
Operating Income                  53      65       26      (38)     106          (12)        52        24        (14)        50
Interest Expense                  24      25       18       21       88           33         26        52         67        178
Other Income, net                (39)    (12)     (29)     (30)    (110)          12        (58)      (37)       (39)      (122)
Income Before Income Taxes       (10)     28      (21)     (89)     (92)         (33)       (32)      (65)      (120)      (250)
Provision for Income Taxes        24      23       (9)     (27)      11          (13)         2        (3)        (2)       (16)
 Segment Net Income(1)          ($34)     $5     ($12)    ($62)   ($103)        ($20)      ($34)     ($62)     ($118)     ($234)



Selected Financial and
 Operating Data

(amounts in millions, except
 customer data in thousands)
EBITDA (5)                      $157    $173     $141      $85     $556         $114       $182      $191       $168       $655
EBITDA margin (6)              27.8%   29.9%    22.7%    13.2%    23.1%        16.4%      25.9%     24.7%      21.1%      22.1%


Average monthly revenue
 per customer (8)                $61     $57      $50      $44      $52          $39        $35       $31        $30        $34
Customer net adds in
 period (excluding ownership
 changes)                        351     284      544      453    1,632          827        488       365        401      2,081


Customers (voice)              2,949   3,233    3,777    4,230                 5,096      5,584     6,668      7,069
POPs                          87,800 103,000  110,400  111,700               114,600    114,600   156,200    156,200
Penetration rate (9)            4.7%    5.1%     5.3%     4.7%                  5.5%       4.9%      4.3%       4.5%

                       See Accompanying Notes at Page 14

BellSouth Corporation
Proportionate Basis(3) - Selected Financial and Operating Data
(Amounts in millions, except customer data in thousands)

Latin America Group (1)(2)


                          1Q99     2Q99     3Q99     4Q99     YTD         1Q00       2Q00       3Q00      4Q00      YTD


Operating revenues(3)       $556     $557     $604     $625   $2,342         $667        $692      $727      $741   $2,827
EBITDA(5)                   $129     $149     $130      $77     $485         $109        $179      $188      $170     $646
EBITDA margin(6)           23.2%    26.8%    21.5%    12.3%    20.7%        16.3%       25.9%     25.9%     22.9%    22.9%



Average monthly revenue
 per customer (8)            $61      $55      $48      $42      $51          $39         $35       $31       $30      $34
Customer net adds in
 period (excluding
 ownership changes)          405      321      560      502    1,788          780         493       399       365    2,037



Customers (voice)          2,738    3,098    3,662    4,226                 5,007       5,667     6,541     6,906
POPs                      84,655  102,964  110,688  124,392               124,401     129,135   156,585   156,586
Penetration rate (9)        3.7%     4.1%     4.4%     4.2%                  4.9%        4.7%      4.4%      4.4%

                       See Accompanying Notes at Page 14

BellSouth Corporation
Results by Segment(unaudited)
Supplemental Operating Data - Wireless Customers and
    POPs by Country
(Proportionate Basis(3) in thousands)

                                                                            Customers As of
      Country                 Brand               1Q99     2Q99     3Q99     4Q99      1Q00     2Q00     3Q00     4Q00

United States          Cingular Wireless /         5,005    5,155    5,135    5,337     5,637    5,913    6,151    8,337
                        BellSouth Mobility

Argentina               Movicom BellSouth            613      652      702      761       836      920    1,005    1,045
Brazil                       Various*                459      540      656      780       890    1,157    1,250    1,288
Chile                       BellSouth                223      262      310      352       403      482      602      691
Colombia               Celumovil BellSouth             -        -        -        -         -        -      490      567
Ecuador                     BellSouth                118      132      149      166       182      179      186      201
Guatemala                   BellSouth                  -        -        -        -         -        -        -        8
Nicaragua                   BellSouth                 20       23       28       34        45       53       67       80
Panama                      BellSouth                 28       34       42       53        62       69       81       90
Peru                        BellSouth                153      192      214      293       309      337      357      350
Uruguay                 Movicom BellSouth             36       42       48       53        65       64       60       58
Venezuela                Telcel BellSouth          1,088    1,221    1,513    1,734     2,215    2,406    2,443    2,528


     Total Latin America                           2,738    3,098    3,662    4,226     5,007    5,667    6,541    6,906



                                                                                     POPs As of
      Country                 Brand               1Q99      2Q99      3Q99      4Q99          1Q00      2Q00       3Q00      4Q00

United States          Cingular Wireless /         58,052    57,256    58,402    58,662        59,403    59,394     59,427    82,170
                        BellSouth Mobility

Argentina               Movicom BellSouth           8,775    23,465    23,465    23,270        23,270    23,270     23,270    23,270
Brazil                       Various*              20,500    20,500    20,500    20,500        20,500    25,234     25,234    25,234
Chile                       BellSouth               7,400     7,400    14,800    15,100        15,100    15,100     15,100    15,100
Colombia               Celumovil BellSouth              -         -         -         -             -         -     27,451    27,451
Ecuador                     BellSouth              10,996    10,996    10,996    11,086        11,086    11,086     11,086    11,086
Guatemala                   BellSouth                   -         -         -     7,140         7,140     7,140      7,140     7,140
Nicaragua                   BellSouth               2,581     2,581     2,581     2,581         2,581     2,581      2,581     2,581
Panama                      BellSouth               1,135     1,135     1,135     1,223         1,223     1,223      1,223     1,223
Peru                        BellSouth              14,170    17,789    18,113    24,394        24,403    24,403     24,403    24,403
Uruguay                 Movicom BellSouth             966       966       966       966           966       966        966       966
Venezuela                Telcel BellSouth          18,132    18,132    18,132    18,132        18,132    18,132     18,132    18,132


     Total Latin America                           84,655   102,964   110,688   124,392       124,401   129,135    156,586   156,586





* - BCP in Sao Paulo and Northeast regions;  TCO.



                       See Accompanying Notes at Page 14

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Domestic Advertising & Publishing (1)


                                  1Q99     2Q99     3Q99      4Q99      YTD        1Q00      2Q00      3Q00     4Q00      YTD

Total Operating Revenues           $ 346    $ 411     $ 510    $ 693   $ 1,960       $ 353     $ 448     $ 545    $ 720   $ 2,066
Operating Expenses
 Operational and support
  expenses                           200      241       237      346     1,024         191       237       244      325       997
 Depreciation and amortization         6        7         8        6        27           7         7         8        6        28
  Total Operating Expenses           206      248       245      352     1,051         198       244       252      331     1,025
Operating Income                     140      163       265      341       909         155       204       293      389     1,041
Interest Expense                       2        2         1        2         7           5         4         1        4        14
Other Income, net                      -        3         -        1         4           -         -         1        1         2
Income Before Income Taxes           138      164       264      340       906         150       200       293      386     1,029
Provision for Income Taxes            53       62       101      123       339          56        76       112      150       394
 Segment Net Income(1)               $85     $102      $163     $217      $567         $94      $124      $181     $236      $635

EBITDA (5)                          $146     $170      $273     $347      $936        $162      $211      $301     $395    $1,069
EBITDA margin (6)                  42.2%    41.4%     53.5%    50.1%     47.8%       45.9%     47.1%     55.2%    54.9%     51.7%

                       See Accompanying Notes at Page 14

BellSouth Corporation
Notes

(1) Segment net income (loss) is based on normalized results which exclude certain one-time transactions and certain corporate intercompany billings. Intersegment revenues are not eliminated for purposes of management reporting.

(2)  Results for the Latin America segment are reported one month in arrears.

(3) Proportionate basis financial and operating data reflect our ownership interest in the total operating results for each of our wireless properties, both domestic and international, whether or not consolidated for financial statement presentation purposes.

(4) Wireless service revenues includes activation fees, access, airtime, roaming, long distance and value added services. Roaming revenues are included on a gross basis for the Domestic Wireless segment and on a net basis for the Latin America segment.

(5) EBITDA is defined as operating revenues less operational and support expenses.

(6)  EBITDA margin is calculated by dividing EBITDA by operating revenues.

(7) For the Domestic Wireless segment, Average monthly revenue per customer is calculated by dividing average monthly revenue by average proportionate basis customers. Average monthly revenue includes activation fees, access, airtime, roaming (gross), long distance and value added services.

(8) For the Latin America segment, Average monthly revenue per customer is calculated by dividing average monthly revenue by average customers. Average monthly revenue includes activation fees, access, airtime, roaming
     (net), long distance and value added services.

(9) Penetration rate is calculated by dividing customers by POPs (excludes POPs in markets where service has not been initiated).